UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-09445

Marketocracy Funds
(Exact name of registrant as specified in charter)

1200 Park Place, Suite 100, San Mateo, CA 94403
(Address of principal executive offices) (Zip code)

Kendrick W. Kam
1200 Park Place, Suite 100, San Mateo, CA 94403
(Name and address of agent for service)

1-888-884-8482
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  December 31, 2008

Item 1. Report to Stockholders.

Semi-Annual Report

MASTERS 100 FUND

December 31, 2008

Free 1-Year Offer From Marketocracy Data Services
Want to know Marketocracy’s current outlook on the market as well as detailed research and opinions on stocks Marketocracy likes? Marketocracy Data Services offers a 1-year complimentary subscription to its premium monthly electronic newsletter, Marketscope, along with access to the premium website Ken Kam’s Best Ideas Blog, for investors. To subscribe for free, please send an email request to kenkam@marketocracy.com. Please include the name of the brokerage firm you are invested through in your email and write, “Marketscope Offer” in the subject line.

Sign Up for Our Free Masters 100 Fund Tracker!
Updated monthly, this free report details the Fund’s investing trends, including:
•	Movements between sectors
•	Sector weightings versus the S&P 500 Index
•	Sector performance versus the S&P 500 Index

Visit http://funds.marketocracy.com/mof/index.html and sign up today!

MASTERS 100 FUND

Performance & Portfolio Discussion

Dear Shareholder:

Experience has taught us that we can depend on m100 members with superior long-term track records to navigate us through a normal market downturn. Indeed, in the 4th quarter of 2007 Fannie Mae was sold in addition to most of our investments in the financial sector. As a result of this decision, the Fund avoided most of the damage from the first phase of the financial crisis and performed well in the first half of 2008.

However, in the 3rd quarter the financial crisis spread to the broader economy and many of the Fund’s holdings fell in value. By the end of the year, it was clear that the financial crisis has changed the outlook for many companies outside of the financial sector and that we needed to makes come changes to restore performance.

The core of Marketocracy’s investment philosophy is to select an m100 research team composed of members who are both skilled and timely. We believe that the best evidence of an individual investor’s skill is a superior long-term track record, and that the best evidence of timeliness is recent performance. It follows then that when an m100 member is not performing we must be willing to “bench” him no matter how skilled we think he is.

The second half of 2008 was tumultuous, but it has allowed us to gather the data we need to find the investors in our database who have navigated this market well and who did not. The best thing we can do now is to reassess our m100 members to replace those who are not performing.

At the end of December, we benched m100 members whose model portfolios accounted for roughly 40% of the Fund and replaced them with others who had performed better last year — particularly in the 2nd half of the year.

These changes have started to have a positive impact on performance. In the month of January, the Fund was up 1.73% while the S&P 500 index fell 8.65%.

I feel confident that the changes we made have put us back on the right track. But, I will not hesitate to make further changes to the m100 team if market conditions warrant it.

Returns assume reinvestment of dividends and distributions. Performance data quoted represents past performance. Past performance is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit: http://www.masters100fund.com/ or call 888-884-8482. The Fund’s total expense ratio was 2.10% (including 1.95% paid to the adviser, and 0.15% for acquired fund fees and expenses) as of October 28, 2008.

Sincerely,

Ken Kam
Portfolio Manager
Marketocracy Masters 100 Fund

Semi-Annual Report -1

Performance Summary

	CUMULATIVE				ANNUALIZED
As of 12/31/08	1 YEAR	3 YEAR	5 YEAR	INCEPT	1 YEAR	3 YEAR	5 YEAR	INCEPT
MASTERS 100 FUND	-45.59%	-31.57%	-28.73%	-0.60%	-45.59%	-11.88%	-6.55%	-0.08%
MARKET INDICES
DJIA	-31.93%	-11.77%	-5.48%	9.79%	-31.93%	-4.09%	-1.12%	1.31%
S&P 500	-37.00%	-23.04%	-10.47%	-6.34%	-37.00%	-8.36%	-2.19%	-0.91%
NASDAQ	-39.98%	-26.69%	-18.28%	-7.85%	-39.98%	-9.81%	-3.95%	-1.13%

1.	The inception date for the Masters 100 Fund was November 5, 2001.
2.	Dow Jones Industrial Average is a price-weighted average of 30 selected blue-chip stocks.
3.	Standard & Poors 500 Index is comprised of 500 selected common stocks, most of which are listed on the NYSE.
4.	NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

The above indices are unmanaged and cannot be invested in directly. Returns for the above indices and the Fund assume reinvestment of dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data quoted represents past performance. Past performance is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please call 1-888-884-8482 or visit: http://funds.marketocracy.com/mof/index.html. The Fund’s total expense ratio was 2.10% (including 1.95% paid to the adviser, and 0.15% for acquired fund fees and expenses) as of October 28, 2008.

Principal risks associated with an investment in the Fund include Stock Selection risk, Small and Medium Companies risk, Foreign Investment risk, and Internet Reliance risk. The Fund can invest in small and medium sized companies, which are often more volatile and less liquid than larger, more established companies and therefore increase the volatility of the Fund’s portfolio. The strategies used by the Fund’s investment adviser in selecting Fund’s portfolio may not always be successful. The investments may decline in value or not increase in value when the stock market in general is  rising. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, and taxation. Operation of Marketocracy.com’s website depends on the continued availability of the Internet, both short- and long-term. Significant failures of the Internet could lead to interruptions or delays in the Fund’s investment adviser’s ability to manage the Fund’s portfolio.

The m100 group, upon whose research the Masters 100 Fund’s portfolio manager relies in managing the Fund, is comprised of individuals who may be amateur investors, not investment professionals, and are not employees of the Fund or its adviser. Their track records are based on the performance of a simulated stock portfolio on the website www.marketocracy.com.

Marketocracy Funds advises investors to carefully consider the investment objectives, risks, and charges and expenses associated with the Fund prior to investing. The Fund’s prospectus contains this and other information about the Fund. To obtain a prospectus containing more complete information about the Fund, including fees and expenses, please call 1-888-884-8482, or visit: http://funds.marketocracy.com/mof/prospectus.html. Please read the prospectus carefully before investing.

Distributor: Rafferty Capital Markets, LLC

Date of first use:  February 27, 2009

2 - Semi-Annual Report

MASTERS 100 FUND

Fund Holdings* by Sector**

*	Portfolio holdings subject to change.
**	Percent of Total Net Assets.
***	Net of Cash and liabilities in excess of other assets.

Growth of $10,000

Semi-Annual Report -3

Shareholder Expense Example (Unaudited)

As a shareholder of the Masters 100 Fund (the “Fund”), you incur two types of costs: (1) transaction costs, which may include redemption fees, and (2) ongoing costs, including investment advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.95% per the advisory agreement. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee.  Investment Retirement Accounts will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees and administration fees (which include fund accounting, custody and transfer agent costs).  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

4 - Semi-Annual Report

MASTERS 100 FUND
Actual Returns vs. Hypothetical Returns
Six Months Ended December 31, 2008

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	July 1, 2008 to
	July 1, 2008	December 31, 2008	December 31, 2008
Actual	$1,000.00	$ 569.30	$7.71
Hypothetical (5% return per
year before expenses)	$1,000.00	$1,015.38	$9.91

*	Expenses are equal to the Fund’s annualized expense ratio of 1.95%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semi-Annual Report -5

This Page Is Intentionally Blank

6 - Semi-Annual Report

MASTERS 100 FUND

Financial Statements as of
December 31, 2008 (Unaudited)

•	Portfolio of Investments
•	Statement of Assets and Liabilities
•	Statement of Operations
•	Statements of Changes in Net Assets
•	Financial Highlights
•	Notes to the Financial Statements
•	Approval of Investment Advisory
Agreement

Semi-Annual Report -7

Portfolio of Investments
December 31, 2008 (Unaudited)

		Shares / Par	Market Value
COMMON STOCKS - 75.8%			$12,691,336
(cost $17,936,134)
CONSUMER DISCRETIONARY - 4.2%			693,168
BYD	BOYD GAMING CORP.	2,700	12,771
CBS	CBS CORP.	11,800	96,642
CPHI	CHINA PHARMA HOLDINGS, INC.*	55,900	63,726
FO	FORTUNE BRANDS, INC.	1,400	57,792
JOEZ	JOES JEANS, INC.*	2,910	1,019
MCD	MCDONALDS CORP.	1,300	80,847
NKE	NIKE, INC.	700	35,700
PCLN	PRICELINE.COM, INC.*	600	44,190
SVLF	SILVERLEAF RESORTS, INC.*	80,581	57,212
TRI	THOMSON REUTERS CORP.	5,200	151,580
TSCO	TRACTOR SUPPLY CO.*	1,900	68,666
WATG	WONDER AUTO TECHNOLOGY, INC.*	3,232	12,669
XFML	XINHUA FINANCE MEDIA LTD - ADR*	16,700	10,354
CONSUMER STAPLES - 2.7%			445,706
FEED	AGFEED INDUSTRIES, INC.*	24,823	39,965
ADY	AMERICAN DAIRY, INC.*	1,305	19,627
DEG	DELHAIZE GROUP - ADR	1,300	81,822
NSRGY	NESTLE S A - ADR	3,990	155,949
PM	PHILIP MORRIS INTERNATIONAL, INC.	1,500	65,265
PG	PROCTER & GAMBLE CO.	900	55,638
SDA	SADIA S A - ADR	5,600	27,440
ENERGY - 9.9%			1,660,194
APA	APACHE CORP.	500	37,265
ATPG	ATP OIL & GAS CORP.*	1,600	9,360
KAZ	BMB MUNAI, INC.*	14,600	20,294
BPZ	BPZ RESOURCES, INC.*	4,800	30,720
CAM	CAMERON INTERNATIONAL CORP.*	700	14,350
CFW	CANO PETROLEUM, INC.*	10,500	4,620
CHK	CHESAPEAKE ENERGY CORP.	1,200	19,404
CPX	COMPLETE PRODUCTION SERVICES, INC.*	1,100	8,965
CXPO	CRIMSON EXPLORATION, INC.*	25,083	77,757
DO	DIAMOND OFFSHORE DRILLING, INC.	1,700	100,198
ESV	ENSCO INTERNATIONAL, INC.	3,100	88,009
FEEC	FAR EAST ENERGY CORP.*	2,800	490
GIFI	GULF ISLAND FABRICATION, INC.	800	11,528
HNR	HARVEST NATURAL RESOURCES, INC.*	300	1,290
HLX	HELIX ENERGY SOLUTIONS GROUP, INC.*	4,000	28,960
HES	HESS CORP.	300	16,092
KEG	KEY ENERGY SERVICES, INC.*	6,200	27,342
ME	MARINER ENERGY, INC.*	2,200	22,440
NOV	NATIONAL-OILWELL VARCO, INC.*	400	9,776

The accompanying notes are an integral part of these financial statements.

8 - Semi-Annual Report

MASTERS 100 FUND

NE	NOBLE CORPORATION	4,400	97,196
OXY	OCCIDENTAL PETROLEUM CORP.	2,100	125,979
PTEN	PATTERSON-UTI ENERGY, INC.	1,600	18,416
PWE	PENN WEST ENERGY TRUST	38,900	432,568
PZE	PETROBRAS ENERGIA
	PARTICIPACIONES SA - ADR	6,000	36,540
RDC	ROWAN COMPANIES, INC.	900	14,310
SSL	SASOL LTD - ADR	600	18,198
SFL	SHIP FINANCE INTERNATIONAL LTD	900	9,945
SNEN	SINOENERGY CORP.*	500	1,315
SII	SMITH INTERNATIONAL, INC.	900	20,601
SPND	SPINDLETOP OIL & GAS CO.*	4,800	9,840
TELOZ	TEL OFFSHORE TRUST	90	454
TSO	TESORO CORP.	2,500	32,925
TVOC	TEXAS VANGUARD OIL*	3,800	24,130
RIG	TRANSOCEAN LTD*	1,300	61,425
UNG	UNITED STATES NATURAL GAS FUND, LP*	5,600	129,752
WFT	WEATHERFORD INTERNATIONAL LTD*	900	9,738
WNR	WESTERN REFINING, INC.	6,000	46,560
XTO	XTO ENERGY, INC.	1,175	41,442
FINANCIALS - 10.8%			1,811,362
TCHC	21ST CENTURY HOLDING CO.	4,700	21,761
PVD	ADMINISTRADORA DE FONDOS
	DE PENSIONES PROVIDA - ADR	1,300	17,732
AVB	AVALONBAY COMMUNITIES, INC.	100	6,058
CLMS	CALAMOS ASSET MANAGEMENT, INC.	43,953	325,253
C	CITIGROUP, INC.	11,000	73,810
CS	CREDIT SUISSE GROUP - ADR	1,700	48,042
CRMH	CRM HOLDINGS LTD*	11,780	20,026
DHIL	DIAMOND HILL INVESTMENT GROUP	2,191	142,415
DRL	DORAL FINANCIAL CORP.	100	750
ENH	ENDURANCE SPECIALTY HOLDINGS LTD	4,200	128,226
FMD	FIRST MARBLEHEAD CORP.*	15,500	19,995
FOR	FORESTAR REAL ESTATE GROUP, INC.*	5,900	56,168
GNW	GENWORTH FINANCIAL, INC.	56,700	160,461
IPCR	IPC HOLDINGS LTD	5,300	158,470
KFS	KINGSWAY FINANCIAL SERVICES, INC.	6,000	32,700
LM	LEGG MASON, INC.	5,900	129,269
MMPI	MERUELO MADDUX PROPERTIES, INC.*	41,800	51,832
MTG	MGIC INVESTMENT CORP.	13,600	47,328
MRH	MONTPELIER RE HOLDINGS LTD	1,700	28,543
NYX	NYSE EURONEXT	1,800	49,284
PCAP	PATRIOT CAPITAL FUNDING, INC.	8,700	31,668
PNNT	PENNANTPARK INVESTMENT CORP.	49,220	177,684
RDN	RADIAN GROUP, INC.	10,800	39,744
RODM	RODMAN & RENSHAW CAPITAL GROUP, INC.*	22,700	19,522
GROW	U.S. GLOBAL INVESTORS, INC.	5,035	24,621
HEALTH CARE - 19.5%			3,262,958
AVCA	ADVOCAT, INC.*	8,975	26,476
ALTH	ALLOS THERAPEUTICS, INC.*	3,400	20,808
AMRN	AMARIN CORP. PLC - ADR*	53,986	37,790

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report -9

AMED	AMEDISYS, INC.*	600	24,804
BAYRY	BAYER AG - ADR	1,100	63,288
BVX	BOVIE MEDICAL CORP.*	5,400	33,426
CEPH	CEPHALON, INC.*	1,100	84,744
DEPO	DEPOMED, INC.*	264,893	437,073
ELN	ELAN PLC - ADR*	9,400	56,400
EBS	EMERGENT BIOSOLUTIONS, INC.*	2,600	67,886
FVE	FIVE STAR QUALITY CARE, INC.*	3,400	5,202
FMS	FRESENIUS MEDICAL CARE AG & CO. - ADR	2,500	117,950
HNAB	HANA BIOSCIENCES, INC.*	49,529	11,392
HUM	HUMANA, INC.*	4,800	178,944
IDEV	INDEVUS PHARMACEUTICALS*	289,600	909,344
JNJ	JOHNSON & JOHNSON	900	53,847
KNSY	KENSEY NASH CORP.*	1,000	19,410
MDVN	MEDIVATION, INC.*	14,700	214,179
MDT	MEDTRONIC, INC.	1,200	37,704
MBRK	MIDDLEBROOK PHARMACEUTICAL INC*	17,300	25,950
MOH	MOLINA HEALTHCARE, INC.*	2,500	44,025
MYGN	MYRIAD GENETICS, INC.*	1,400	92,764
NVO	NOVO NORDISK A/S - ADR	6,700	344,313
OCR	OMNICARE, INC.	3,600	99,936
QCOR	QUESTCOR PHARMACEUTICALS, INC.*	6,100	56,791
TEVA	TEVA PHARMACEUTICAL INDUSTRIES LTD - ADR	700	29,799
VRX	VALEANT PHARMACEUTICALS INTERNATIONAL*	3,600	82,440
WYE	WYETH	2,300	86,273
INDUSTRIALS - 9.4%			1,572,516
APWR	A-POWER ENERGY
	GENERATION SYSTEMS, LTD*	6,900	29,670
ABIX	ABATIX CORP.*	37,827	113,481
CAT	CATERPILLAR, INC.	800	35,736
CRDN	CERADYNE, INC.*	400	8,124
ERJ	EMPRESA BRASILEIRA
	DE AERONAUTICA S A - ADR	1,300	21,073
XJT	EXPRESSJET HOLDINGS, INC.*	124,880	212,296
RAIL	FREIGHTCAR AMERICA, INC.	2,800	51,156
PAC	GRUPO AEROPORTUARIO DEL PACIFICO - ADR	1,900	43,738
ASR	GRUPO AEROPORTUARIO DEL SURESTE - ADR	4,900	183,162
GSH	GUANGSHEN RAILWAY CO. LTD - ADR	13,900	261,876
HURC	HURCO COMPANIES, INC.*	3,300	39,600
KHD	KHD HUMBOLDT WEDAG INTERNATIONAL LTD*	8,100	90,477
KNL	KNOLL, INC.	5,800	52,316
LMT	LOCKHEED MARTIN CORP.	1,000	84,080
MFW	M & F WORLDWIDE CORP.*	2,000	30,900
PH	PARKER-HANNIFIN CORP.	1,900	80,826
RRD	R.R. DONNELLEY & SONS CO.	2,000	27,160
STN	STANTEC, INC.*	404	9,979
TRN	TRINITY INDUSTRIES, INC.	900	14,184
UUU	UNIVERSAL SECURITY INSTRUMENTS, INC.*	6,618	21,839
VSEC	VSE CORP.	4,100	160,843
INFORMATION TECHNOLOGY - 11.4%			1,911,821
AEY	ADDVANTAGE TECHNOLOGIES GROUP, INC.*	1,800	3,204

The accompanying notes are an integral part of these financial statements.

10 - Semi-Annual Report

MASTERS 100 FUND

AAPL	APPLE, INC.*	2,500	213,375
CAJ	CANON, INC. - ADR	2,200	69,080
IMOS	CHIPMOS TECHNOLOGIES BERMUDA LTD*	140,715	35,179
CRYP	CRYPTOLOGIC LIMITED	4,500	10,305
GIGM	GIGAMEDIA LTD*	46,500	261,795
GSB	GLOBALSCAPE, INC.*	30,548	25,660
GOOG	GOOGLE, INC.*	100	30,765
GSIT	GSI TECHNOLOGY*	9,326	25,554
HIMX	HIMAX TECHNOLOGIES, INC. - ADR	47,100	75,360
MAIL	INCREDIMAIL LTD*	27,443	63,942
MA	MASTERCARD, INC.	3,400	485,962
MU	MICRON TECHNOLOGY, INC.*	69,500	183,480
MSFT	MICROSOFT CORP.	10,000	194,400
NT	NORTEL NETWORKS CORP.	12	3
QXM	QIAO XING MOBILE COMMUNICATIONS CO., LTD*	22,400	56,896
XING	QIAO XING UNIVERSAL TELEPHONE, INC.*	26,400	49,104
TSL	TRINA SOLAR LIMITED - ADR*	9,800	91,042
V	VISA, INC.	700	36,715
MATERIALS - 5.9%			992,422
AEM	AGNICO-EAGLE MINES LTD	300	15,399
AGU	AGRIUM, INC.	400	13,652
AKS	AK STEEL HOLDING CORP.	2,900	27,028
AKZOY	AKZO NOBEL N.V. - ADR	2,500	104,300
ANV	ALLIED NEVADA GOLD CORP.*	7,600	38,456
APFC	AMERICAN PACIFIC CORP.*	16,875	135,844
BAK	BRASKEM S A - ADR	54,900	265,167
CF	CF INDUSTRIES HOLDINGS, INC.	200	9,832
RIO	COMPANHIA VALE DO RIO DOCE - ADR	200	2,422
DROOY	DRDGOLD LIMITED - ADR	800	4,456
GG	GOLDCORP, INC.	300	9,459
IFF	INTERNATIONAL FLAVORS & FRAGRANCES, INC.	2,500	74,300
KALU	KAISER ALUMINUM CORP.	200	4,504
LMC	LUNDIN MINING CORP.*	10,300	9,888
NEM	NEWMONT MINING CORP.	500	20,350
NUE	NUCOR CORP.	500	23,100
OMG	OM GROUP, INC.*	400	8,444
PLG	PLATINUM GROUP METALS LTD*	44,500	66,750
RDSMY	KONINKLIJKE DSM NV - ADR	9,600	61,135
SUTR	SUTOR TECHNOLOGY GROUP LTD*	800	1,848
SYT	SYNGENTA AG - ADR	600	23,484
TGB	TASEKO MINES LTD*	4,545	2,590
TRA	TERRA INDUSTRIES, INC.	4,200	70,014
TELECOMMUNICATION SERVICES - 0.9%			158,460
CHL	CHINA MOBILE LIMITED - ADR	1,200	61,020
TNE	TELE NORTE LESTE PARTICIPACOES S A - ADR	7,000	97,440
UTILITIES - 1.1%			182,729
WTR	AQUA AMERICA, INC.	3,900	80,301
CIG	COMPANHIA ENERGETICA MINAS GERAIS - ADR	2,900	39,846
MDU	MDU RESOURCES GROUP, INC.	2,900	62,582

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report -11

PREFERRED STOCKS - 1.6%			260,054
(cost $404,892)
DDT	CORTS TRUST FOR FORD DEBENTURES	31,355	152,072
KSK	DILLARDS CAPITAL TRUST	17,005	107,982

EXCHANGE TRADED NOTES - 2.2%			361,879
(cost $381,349)
DTO	POWERSHARES DB CRUDE OIL DOUBLE SHORT*	900	134,055
DGP	POWERSHARES DB GOLD DOUBLE LONG*	2,400	43,416
DZZ	POWERSHARES DB GOLD DOUBLE SHORT*	7,400	184,408

INVESTMENT COMPANIES - 7.2%			1,210,073
(cost $1,764,772)
AINV	APOLLO INVESTMENT CORP.	8,900	82,859
ARCC	ARES CAPITAL CORP.	10,800	68,364
DIA	DIAMONDS TRUST SERIES I	900	78,930
GAIN	GLADSTONE INVESTMENT CORP.	96,203	472,356
SLV	ISHARES SILVER TRUST*	1,200	13,500
DOY	MACROSHARES $100 OIL DOWN TRUST	600	20,610
HYF	MANAGED HIGH YIELD PLUS FUND	131,186	171,854
DBA	POWERSHARES DB AGRICULTURE FUND	900	23,580
PSEC	PROSPECT CAPITAL CORPORATION	12,400	148,428
SGF	SINGAPORE FUND	16,700	129,592

CASH EQUIVALENTS - 14.5%			2,419,174
(cost $2,419,173)
HIGHMARK 100% U.S. TREASURY MONEY MARKET FUND			1,209,587
HIGHMARK DIVERSIFIED MONEY MARKET FUND			1,209,587

TOTAL INVESTMENT SECURITIES - 101.3%			16,942,516
(cost $22,906,320)

LIABILITIES IN EXCESS OF OTHER ASSETS - (1.3)%			(225,245)

NET ASSETS - 100.0%			$16,717,271

*  Non-income producing security.
ADR - American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

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MASTERS 100 FUND
Statement of Assets and Liabilities
December 31, 2008 (Unaudited)

ASSETS
Investment securities:
At acquisition cost	$22,906,320
At market value (Note 2)	$16,942,516
Cash	15,173
Interest and dividends receivable	48,688
Receivable for portfolio investments sold	30,583
Receivable for capital shares sold	2,000
TOTAL ASSETS	17,038,960

LIABILITIES
Payable for portfolio investments purchased	223,426
Payable for capital shares redeemed	71,270
Accrued investment advisory fee	20,764
Accrued administrative fee	6,229
TOTAL LIABILITIES	321,689

NET ASSETS	$16,717,271

Net assets consist of:
Paid in capital	$31,448,424
Undistributed net investment income	30,090
Accumulated net realized loss from security transactions	(8,797,345)
Net unrealized depreciation of investments	(5,963,898)
Net assets	$16,717,271

Shares of beneficial interest outstanding (unlimited
number of shares authorized, no par value)	2,404,074

Net asset value, offering price and redemption
price per share (Note 2)	$6.95

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report -13

Statement Of Operations
Six Months Ended December 31, 2008 (Unaudited)

INVESTMENT INCOME
Dividends (net of withholding tax $10,787)	$440,585
Interest	9,144
TOTAL INVESTMENT INCOME	449,729

EXPENSES
Investment advisory fees (Note 5)	190,556
Administrative fees (Note 5)	57,167
TOTAL EXPENSES	247,723

NET INVESTMENT INCOME	202,006

REALIZED AND UNREALIZED GAINS (LOSSES)
FROM INVESTMENTS AND FOREIGN CURRENCY
Net realized loss from investments and foreign currency	(7,707,351)
Capital gain distributions from regulated investment companies	9,370
Net change in unrealized appreciation on investments and foreign currency	(8,558,355)

NET REALIZED AND UNREALIZED LOSS
FROM INVESTMENTS AND FOREIGN CURRENCY	(16,256,336)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(16,054,330)

The accompanying notes are an integral part of these financial statements.

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MASTERS 100 FUND
Statement of Changes in Net Assets

	Six Months
	Ended	Year
	12/31/08	Ended
	(Unaudited)	6/30/08
FROM OPERATIONS:
Net investment income (loss)	$202,006	$(49,605)
Net realized gain (loss) from
investments and foreign currency	(7,707,351)	3,281,011
Capital gain distributions from
regulated investment companies	9,370	283
Net change in unrealized appreciation
on investments and foreign currency	(8,558,355)	(5,470,487)
Net decrease in net assets
resulting from operations	(16,054,330)	(2,238,798)

DISTRIBUTIONS TO SHAREHOLDERS:
From realized gains	(767,434)	(5,292,709)
Decrease in net assets from
distributions to shareholders	(767,434)	(5,292,709)

FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,233,256	3,773,438
Net asset value of shares issued to
shareholders in reinvestment of distributions	747,016	5,136,402
Payments of shares redeemed	(4,567,917)	(10,564,006)
Net decrease in net assets from
capital share transactions	(1,587,645)	(1,654,166)

TOTAL DECREASE IN NET ASSETS	(18,409,409)	(9,185,673)

NET ASSETS:
Beginning of period / year	35,126,680	44,312,353
End of period / year	$16,717,271	$35,126,680

Capital Share Activity
Shares sold	195,056	264,780
Shares issued in reinvestment
of distributions to shareholders	131,056	379,631
Shares redeemed	(513,033)	(739,317)
Net decrease in shares outstanding	(186,921)	(94,906)
Shares outstanding, beginning of period / year	2,590,995	2,685,901
Shares outstanding, end of period / year	2,404,074	2,590,995

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report -15

FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios For a Share of Capital
Stock Outstanding Throughout Each Period/Year

	Period
	Ended		Year	Year	Year	Year	Year
	12/31/08		Ended	Ended	Ended	Ended	Ended
	(Unaudited)		6/30/08	6/30/07	6/30/06	6/30/05	6/30/04
Net asset value at
beginning of period	$13.56		$16.50	$13.48	$11.09	$12.49	$11.05

Income from
Investment Operations:
Net investment income (loss)	0.08		(0.02)	(0.10)	(0.07)	(0.03)	(0.13)
Net realized and unrealized
gain (loss) from investments
and foreign currency	(6.37)		(0.75)	3.12	2.46	(0.36)	2.47
Total from
investment operations	(6.29)		(0.77)	3.02	2.39	(0.39)	2.34

Less distributions from:
Realized gains	(0.32)		(2.17)	—	—	(1.01)	(0.90)
Total distributions	(0.32)		(2.17)	—	—	(1.01)	(0.90)

Net asset value at
end of period / year	$6.95		$13.56	$16.50	$13.48	$11.09	$12.49

Total Return	(42.73	)%(a)	(4.62)%	22.40%	21.55%	(3.14)%	20.92%

Net assets at end of
period / year (millions)	$16.7		$35.1	$44.3	$44.1	$41.3	$79.0

Ratio of expenses
to average net assets:	1.95	%(b)	1.95%	1.95%	1.95%	1.95%	1.95%
Ratio of net investment
income (loss) to
average net assets:	1.59	%(b)	(0.13)%	(0.64)%	(0.57)%	(0.20)%	(1.26)%
Portfolio turnover rate	98	%(a)	116%	134%	156%	647%	504%

(a)	Not annualized.
(b)	Annualized.

The accompanying notes are an integral part of these financial statements.

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MASTERS 100 FUND
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2008 (Unaudited)

1.	Organization

The Marketocracy Masters 100 Fund (the “Fund”) is a series of Marketocracy Funds (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Trust was organized as a Delaware statutory trust on July 14, 1999.  The Fund commenced operations on November 5, 2001.

The objective of the fund is capital appreciation.  In seeking capital appreciation, the Fund invests primarily in common stocks of U.S. and foreign companies of any size, seeking to outperform the Standard & Poors Composite Stock Price Index (the “S&P 500 Index”).

2.	Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Investment Valuation
Portfolio securities are valued as follows:

(1)
securities that are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the most recent bid price,

(2)
securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued,

(3)	securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and

(4)
securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

In general, the Fund “fair values” securities (or other assets) when the Fund’s sub-administrator, administrator or investment adviser do not receive market quotations for those securities (or other assets) or, in some limited cases, receive market quotations for the securities or other assets that they do not believe are reliable or correct.  Circumstances that might give rise to the Fund fair valuing a security include trading halts, de-listing of the security, early closing or failure of the opening of the primary exchange on which the security primarily trades, and corporate actions, e.g., stock splits, tender offers, reorganizations or exchanges.  With respect to the Fund’s investments in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based in part upon the net asset values of such investment companies.  The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Semi-Annual Report -17

Despite diligence and good faith, the fair valuing of the Fund’s portfolio securities could lead to values, which in hindsight and with information not available when fair valuing, that are not entirely accurate.  However, the Fund’s portfolio tends to be extremely and broadly diversified.  At December 31, 2008, the Fund held securities of 179 different issuers in all 10 sectors represented by the S&P 500 Index. Thus, erroneous fair values of one or even several are less likely to materially affect the Fund’s net asset value than if the Fund were less diversified.  In addition, virtually all of the Fund’s portfolio securities trade principally on U.S. securities exchanges. Thus, fair valuing presents fewer risks for the Fund than those faced by mutual funds holding securities traded on foreign exchanges.  In addition, the Fund’s historical rate of required fair valuing during its operations to date has been relatively modest. Nevertheless, the Fund regularly reviews the appropriateness and accuracy of the method it uses in valuing its portfolio securities to determine if it should make any necessary change adjustments.  As of December 31, 2008 the Fund did not hold fair valued securities.

The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

NOTE: If the Fund has portfolio securities that are primarily listed on foreign exchanges and trade on weekends or other days when the Fund does not price its shares, please note that the net asset value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Share Valuation
The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated expenses), by the total number of shares outstanding of the Fund, rounded to the nearest cent.  The offering and redemption price per share of the Fund is equal to the net asset value per share.

Distributions to Shareholders
Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.  Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Federal Income Taxes
The Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

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MASTERS 100 FUND

Net capital losses incurred after October 31st, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  At June 30, 2008, the Fund has estimated capital loss carryforwards of $828,100 which expires in 2010.  The carryforward loss was generated in connection with the reorganization of Marketocracy Medical Specialists Fund into the Fund and is limited to approximately $414,050 each year through 2010.

Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes” requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns.  These positions must meet a “more likely than not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination.  In evaluating whether a tax position has met the recognition threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.  Tax positions deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year.

FIN 48 requires the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions.  Open tax years are those that are open for exam by taxing authorities.  Major jurisdictions for the Fund include Federal and the state of Delaware.

The Fund has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Fund’s financial position or results of operations.  There is no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions taken or expected to be taken on the tax return for the fiscal year-end June 30, 2008.  The Fund is also not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Security Transactions and Investment Income
Investment and shareholder transactions are recorded on the trade date.  The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Reclassifications are made within the net asset accounts for amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes.

Guarantees and Indemnifications
In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

New Accounting Pronouncements
In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008.  SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.  Management is currently evaluating the implications of SFAS 161.  The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

Semi-Annual Report -19

3.	Investment Transactions

The Fund’s aggregate purchases and sales of securities (excluding short-term investments) for the six months ended December 31, 2008 are summarized below:

Purchases	$24,122,192
Sales	$26,212,577

There were no purchases or sales of long-term U.S. Government securities.

4.	Summary of Fair Value Disclosure

In September 2006, FASB issued Standard No. 157, “Fair Value Measurements” (“FAS 157”) effective for fiscal years beginning after November 15, 2007. FAS 157 clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosure about the use of fair value measurements in an effort to make measurements of fair value more consistent and comparable.  The Funds have adopted FAS 157 effective July 1, 2008.  A summary of the fair value hierarchy under FAS 157 is described below.

Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in three broad levels listed below:

Level 1 -	Quoted prices in active markets for identical securities
Level 2 -	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risk, etc.)
Level 3 -	Significant unobservable inputs (including Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2008:

	Investments in	Other Financial
Description	Securities	Instruments*
Level 1 - Quoted prices	$16,942,516	$—
Level 2 - Other significant observable inputs	—	—
Level 3 - Significant unobservable inputs	—	—
Total	$16,942,516	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as written options, futures and swap contracts.

5.	Investment Advisory and Administration Agreements

Advisory Fees – The investment adviser for the Fund is Marketocracy Capital Management LLC (“MCM” or the “Adviser”).  The Fund’s investments are managed by the Adviser pursuant to the terms of the Investment Advisory and Management Agreement (the “Advisory Agreement”).  Under the Advisory Agreement, the Adviser regularly provides the Fund with investment research, advice,

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MASTERS 100 FUND

management and supervision and furnishes a continuous investment program for the Fund’s portfolio, subject to the supervision of the Trust’s Board of Trustees.  The Adviser is responsible for (1) the compensation of any of the Trust’s Trustees, officers and employees who are “interested persons” of the Trust, (2) compensation of the Adviser’s personnel and payment of other expenses in connection with the provision of portfolio management services under the Advisory Agreements, and (3) expenses of printing and distributing the Fund’s Prospectus and sales and advertising materials to prospective investors.

For the services provided by the Adviser under the Advisory Agreement, the Adviser receives management fees from the Fund, computed and accrued daily and paid monthly, equal to 1.50% per annum of the Fund’s average daily net assets.  Under the Advisory Agreement, the Fund’s investment adviser has contractually agreed that the Fund’s total annual operating expenses (exclusive of certain items, including acquired fund fees and expenses) will be 1.95% of the Fund’s average daily net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion and 1.80% of such assets in excess of $1 billion.  This arrangement will continue as long as the Trust’s Board of Trustees annually reviews and renews the Advisory Agreement.  For the six months ended December 31, 2008, the Fund incurred $190,556 in advisory fees.

Administration Fees – The Trust has entered into a separate contract with MCM wherein MCM is responsible for providing administrative and supervisory services to the Fund (the “Administration Agreement”).  Under the Administration Agreement, MCM oversees the maintenance of all books and records with respect to the Fund’s securities transactions and the Fund’s book of accounts in accordance with all applicable federal and state laws and regulations.  MCM also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records, which are to be maintained pursuant to the 1940 Act.

Under the Administration Agreement, MCM is responsible for the equipment, staff, office space and facilities necessary to perform its obligations thereunder.  MCM has also assumed responsibility for payment of all of the Fund’s operating expenses except for brokerage, commission and other investment-related expenses and any extraordinary and nonrecurring expenses.

For the services rendered by MCM under the Administration Agreement, MCM receives a fee at the annual rate of 0.45% of the respective Fund’s average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion and 0.30% of such assets in excess of $1 billion, (excluding certain expenses of holding or carrying the Fund’s securities).  For the six months ended December 31, 2008, the Fund incurred administration fees of $57,167.

MCM has retained U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) to serve as the Fund’s transfer agent, dividend paying agent and shareholder service agent, to provide accounting and pricing services to the Fund, and to assist MCM in providing executive, administrative and regulatory services to the Fund.  MCM (not the Fund) pays the Transfer Agent’s fees for these services.

6.	Distributions to Shareholders

On November 21, 2008, a capital gain distribution of $0.32 per share was declared for the Fund.  The distribution was paid to shareholders of record on November 20, 2008.  On December 13, 2007, a capital gain distribution of $2.17 per share was declared for the Fund.  The distribution was paid to shareholders of record on December 12, 2007.

Semi-Annual Report -21

The tax character of the distributions paid for the six months ended December 31, 2008 (estimated) and the fiscal year ended June 30, 2008 were as follows:

	December 31, 2008	June 30, 2008
Distributions paid from:
Short-term capital gain	—	$2,086,426
Long-term capital gain	$767,434	3,206,283
	$767,434	$5,292,709

At December 31, 2008, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

Masters 100 Fund
Unrealized appreciation	$1,175,450
Unrealized depreciation	$(7,579,237)
Net unrealized appreciation on investments	$(6,403,787)

At December 31, 2008 the cost of investments for federal income tax purposes was $23,346,303.

At June 30, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$—
Capital loss carryforward (Note 2)	(828,100)
Accumulated gains on investments	767,429
Other gain and losses	(3,192)
Unrealized appreciation on
investments and foreign currency	2,154,474
$2,090,611

The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on passive foreign investment companies and return of capital distributions and income adjustments recognized for tax purposes on real estate investment trusts, energy trusts and royalty trusts.

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MASTERS 100 FUND
Approval of Investment Advisory Agreement
(Unaudited)

Excerpt from November 14, 2008 Board of Trustees Meeting Minutes of material factors and conclusions regarding the approval of investment advisory agreement between Fund and Trust.

WHEREAS, the Board requested and evaluated, and MCM furnished, such information concerning MCM and the Advisory Agreement between MCM and the Trust on behalf of the Fund as the Board has deemed reasonably necessary to evaluate the terms of such Advisory Agreement, including without limitation information concerning MCM’s brokerage practices and use of soft dollar credits generated by the Fund’s portfolio securities brokerage transactions;

WHEREAS, in fulfilling the requirements outlined in Section 15(c) of the 1940 Act for evaluating and approving the continuation of the Advisory Agreement, the Board considered the following material factors:

(i)	the nature, extent and quality of the advisory services provided and to be provided by MCM to the Fund;

(ii)
the Fund’s investment performance during the past fiscal year and since the Fund’s inception, as compared to appropriate benchmarks, and as compared with other mutual funds with similar investment objectives and size;

(iii)
the costs of the advisory services provided and to be provided by MCM and the profits realized or to be realized by MCM and its affiliates, including Marketocracy, Inc. (“MI”) and Marketocracy Data Services LLC (“MDS”), from the relationship MCM has with the Fund;

(iv)
the extent to which economies of scale were and would be realized as the Fund grows and whether advisory fee levels reflect or would reflect those economies of scale to the benefit of the Fund’s shareholders;

(v)
a comparison of the services rendered and to be rendered and the amounts paid and to be paid under the Advisory Agreement with other amounts paid to other investment advisers under other investment advisory contracts with other mutual funds with similar investment strategies, including so-called “multi-cap core” mutual funds;

(vi)
any benefits derived or to be derived by MCM from its advisory relationship with the Fund such as (a) soft dollar arrangements by which broker-dealers provided or will provide research to MCM in return for MCM allocating Fund brokerage to such broker-dealers, and (b) the Administration Agreement;

(vii)	the appropriateness of the advisory fees paid by the Fund to MCM;

(viii)	the nature of the Fund’s investments;

(ix)	the changing climate in the financial services industry, including the volatile financial markets in 2008;

Semi-Annual Report -23

(x)
the risks assumed by MCM in complying with regulatory initiatives, investment restrictions, expense limitations and tax laws, and the potential of substantial liability for the Trust and the Fund, or MCM, for MCM’s failure to comply;

(xi)	the volatility of the financial markets and, thus, of advisory fee income; and

(xii)	the need to provide sufficient incentives to the owners and employees of MCM and its affiliates in light of the foregoing considerations;

WHEREAS, in fulfilling the requirements outlined in Section 15(c) of the 1940 Act for evaluating and approving the continuation of the Advisory Agreement, the Board came to the following conclusions regarding the foregoing material factors:

(i)
the nature, extent and quality of the advisory services provided and to be provided by MCM are unique in the investment management industry, MCM and its affiliates having developed an entirely new, high quality and innovative approach to, and systems, data and technology for, investing and portfolio management through the combination of the Internet, the website Marketocracy.com, the m100 and MCM’s proprietary methods of selecting the m100, all of which permit MCM to manage and adjust the Fund’s portfolio very flexibly based on the proven objective performances of the m100 research analysts in a manner no other mutual fund group can;

(ii)
in general, the Fund’s investment performance since the Fund’s inception, as compared to its appropriate benchmark, the S&P 500 Index, has been outstanding, and to the extent that the Fund’s performance lagged for any particular short-term period, MCM and its affiliates have promptly and vigorously addressed the lagging performance and developed appropriate and innovative responses seeking to avoid similar lagging performance in the future;

(iii)
MCM’s and its affiliates’ costs in providing MCM’s investment advisory services (a) have been relatively high because of the research and development required to create and implement MCM’s and its affiliates’ unique and innovative approach to investment research and management, (b) have required considerable investments of time and capital by MCM and its affiliates, who have funded such investments through venture capital financing and reinvestment of all of MCM’s and all of its affiliates’ revenues, and (c) have so far impeded MCM and its affiliates from reasonably profiting on their considerable investment from the relationship MCM has with the Fund;

(iv)	as the Fund grows, the Fund’s current advisory breakpoints and expense limitations would reflect economies of scale to the benefit of the shareholders;

(v)
the comparison of MCM’s investment advisory fees of 1.50% of the Fund’s average annual net assets (approximately $562,000 for the fiscal year ended June 30, 2008) to fees charged by the investment advisers of other multi-cap core mutual funds indicated that (a) MCM’s advisory fee level was significantly higher than average for such category (fourth quartile), (b) the Fund’s total annual expenses of 1.95% (exclusive of so-called “acquired fund fees and expenses” of 0.15%) of the Fund’s average annual net assets were significantly higher than average for such category (fourth quartile), and (c) the Fund’s average net assets of approximately $37.5 million were significantly lower than the $600 million average for the category;

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(vi)
MCM (a) derived benefits from its advisory relationship with the Fund of (1) approximately $170,000 or approximately 0.5% of the Fund’s average annual assets for its fiscal year ended June 30, 2008) through soft dollar arrangements by which broker-dealers provided or will provide research to the Fund and MCM in return for allocating Fund brokerage, and (2) 0.45% of the Fund’s average annual net assets (“Administration Fees”), approximately $168,000, for the same fiscal year through providing administrative services to the Fund pursuant to the Administration Agreement (“Administrative Services”) and (b) may derive higher levels of soft dollar benefits during the Fund’s current fiscal year ending June 30, 2009;

(vii)
the investment advisory fees received and to be received by MCM (and indirectly, its affiliates) were appropriate given the nature, extent and quality of the advisory services provided and to be provided to the Fund by MCM;

(viii)	the Fund’s investments were extremely diverse, covering virtually the entire spectrum of the 10 S&P 500 Index sectors and averaging over 200 different issuers at any one time;

(ix)	the changing regulatory climate in the financial services industry has raised the baseline costs and management requirements significantly for investment advisers and mutual funds;

(x)
the risks assumed by MCM in complying with regulatory initiatives, investment restrictions, expense limitations and tax laws, and the potential of substantial liability for the Trust and the Fund, or MCM, for MCM’s failure to comply, have been raised significantly as a result of the myriad regulatory initiatives resulting from recent mutual fund and insurance industry scandals;

(xi)
the volatility of the financial markets and, thus, of advisory fee income and investment performance results, has been significant in recent years , including 2007 and 2008 regarding the credit crisis and current recession; and

(xii)
the need to provide sufficient incentives to the owners and employees of MCM in light of the foregoing considerations is extremely high given the unique and innovative approach to investment research and management and the high risks facing the investment management industry;

WHEREAS, in considering the renewal of the Advisory Agreement, the Board, including all of the Independent Trustees, is extremely conscious of the perils and the risks at these current times of economic upheaval and wishes to expressly reaffirm the entire Board’s confidence in MCM’s high quality and innovative approach to, and systems, data and technology for, investing and portfolio management, all of which permit MCM to manage and adjust the Fund’s portfolio very flexibly based on the proven objective performances of the m100 research analysts in a manner no other mutual fund group can;

WHEREAS, in connection with its annual review of the Material Agreements, the Board also considered the experience and qualifications of the Independent Trustees, whether the Independent Trustees are fully informed about all the facts with respect to the Material Agreements, and the extent of care and conscientiousness the Independent Trustees bring to bear in the performance of their duties as Trustees and Independent Trustees of the Trust;

NOW, THEREFORE, BE IT RESOLVED, that the Advisory Agreement is fair, reasonable and in the best interest of the Fund and its shareholders, and that the continuation of the Advisory Agreement, including the payment by the Fund of the advisory fees thereunder to MCM, through December 2009, be, and it hereby is, authorized and approved.

Semi-Annual Report -25

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Semi-Annual Report -27

Availability of Quarterly Portfolio Schedule

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q for fiscal quarters.  Once filed, the Fund’s Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1-888-884-8482.  You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Proxy Voting

Information regarding how the Fund voted proxies relating to portfolio securities of the Fund during the most recent 12-month period ended June 30 is available annually, by calling 1-888-884-8482.  Furthermore, you can obtain the information on the Securities and Exchange Commission’s website at http://www.sec.gov.

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities of the Fund are available in the Statement of Additional Information (“SAI”) on the Fund’s website at http://funds.marketocracy.com and on the Securities and Exchange Commission’s website at http://www.sec.gov.

28 - Semi-Annual Report

MASTERS 100 FUND

Investment Adviser/Administrator
Marketocracy Capital Management LLC
1200 Park Place, Suite 100
San Mateo, CA 94403

Transfer Agent/Sub-Administrator
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
(Toll-Free) 1-888-884-8482

Distributor
Rafferty Capital Markets, LLC
59 Hilton Avenue, Suite 101
Garden City, NY  11530

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

This report and the financial statements contained in it are provided for the general information of the shareholders of Marketocracy Funds.  To obtain a prospectus containing more complete information about Marketocracy Funds, including fees and expenses, please call us at 1-888-884-8482, or visit funds.marketocracy.com.

Please read it carefully before you invest or send money.

Investment Act No. 811-09445

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Marketocracy Funds

By (Signature and Title)*   /s/Kendrick W. Kam
Kendrick W. Kam, President & Treasurer

Date  March 4, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Kendrick W. Kam
Kendrick W. Kam, President & Treasurer

Date  March 4, 2009

* Print the name and title of each signing officer under his or her signature.